Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)

                                                                 November 1995

Dear Shareholders and Friends,

Talk about a boom! In 1995 the U.S. may rack up a $7 trillion economy employing 125 million workers. What's more, the U.S. economy is half again larger than that of Japan, but more on that later. This broad economic boom, in turn, spawned the greatest bull market ever. Many excellent companies held by the Trust should participate in any continued growth, albeit at a slower pace.

Total Trust assets shot ahead at nine months to $125,418,796. Net asset value per share stood at $11.06, after the $.16 per share cash dividend paid in June. On a total payout basis, the Trust gained 12.8% for nine months, despite our high cash position. Our three Liberty Asset Management (LAMCO) asset managers racked up an impressive 30% gain at nine months. The equity portion of the Trust assets which I managed moved up 35% at nine months. Three of our largest positions grew substantially . . . International Speedway, Bristol-Myers Squibb, and St. Jude Medical. STJM rewarded us with a 1,500% gain from our first purchase. I pulled some chips off the table recently when STJM shares soared well above a 30 P/E multiple, lofty in any market.

Taxes continue to be a hot topic, particularly the capital gains question. The U.S. Senate passed a tax bill on October 13 which would roll back the maximum capital gains tax to 19.8%, down from 28% of recent years. Unless the tax package is vetoed, effective date for the new tax in the Senate bill is October 13, the date of passage. We're not out of the woods yet, but prospects seem promising for lower taxes. Keep this in mind, too. The Heritage Foundation reports that the $245 billion tax-cut proposal repeals only one-third of the 1990 and 1993 tax hikes. I've been stating for a couple of years that we're looking at the faint outline of a tax rebellion.

When I spoke at an investment conference in Montana in September, I mentioned three problems which could derail the stock market juggernaut: (1) Japan, (2) Bosnia, and (3) Outlook for the U.S. economy. Japan was mentioned at length in my second quarter report. The Japanese banking system may be one big, rotten mess. That $ 1.1 billion cover-up loss at DAIWA may be only the tip of the iceberg. Bank of Japan has cut the discount rate from 6.0% in early 1991 to a minuscule 0.5% recently. Has this helped the Japanese economy? Not at all. Japan is in the throes of a deflationary depression, similar to the U.S. experience of the 1930s.

Could this Japan deflation go global? While the probability appears small at present, the risk is high. Japan has the world's second largest economy, so global deflation triggered by a crisis there will affect securities markets everywhere . . . and particularly in the U.S. Japan is practically giving away money at 0.5% interest, yet nothing happens. In October there was serious discussion of a U.S. bailout of the Japanese banking system, a la Mexico, to prevent a downward spiral in the global economy. I'm sticking to my Nikkei forecast of 8,000 to 12,000.

New technology and the ever-widening search for new energy fields could have the world awash in oil by the turn of the century. Lifting the embargo against Iraq would quickly tilt the global oil picture. Perhaps the most astute observer of the world oil scene is my friend Charles Maxwell, of C. J. Lawrence. Some years ago, when oil hovered around $25-$26, Maxwell forecast oil at $10 within 18 months, and as low as $6. He scored a perfect bull's-eye. My November 1, 1995 issue of Growth Stock Outlook carries Maxwell's October 1995 forecast--"The End of OPEC as We Know It." Maxwell said, "We think that there is better than a 50-50 chance that OPEC will become inoperable within the next two years."

 Year    Close     % Change     Earnings     % Change
 -----    -----    ---------    ---------   ---------
1994      3834        2.1%      $256.13          74%
1991      3169       20.3         49.27         -71
1985      1547       27.6         96.11         -15
1984      1212       -3.7        113.58          57
1978       805       -3.1        112.79          27
1975       852       38.3         75.66         -24
1974       616      -27.6         99.04          15
1973       851      -16.6         86.17          28
1962       652      -10.8         36.43          14
1958       584       33.9         27.95         -23
1946       177       -8.3         13.63          29
1938       155       28.1          6.01         -48
1937       121      -32.8         11.49          14
1929       248      -17.3         19.94          25

Profits and the stock market frequently move inversely to each other. Most investors peg their investments to profits, often to their chagrin. The accompanying data on the DJIA should be an eye-opener, the opposite of most investor perceptions. For instance, in 1994 the Dow eked out a minuscule 2.1% gain. At the same time Dow profits soared 74%. Or take a look at 1973-1974, when the Dow fell while profits soared, then both reversed in 1975. Or go back to 1929, when the market had a mild "correction" of 17.3% while profits soared. The big decline in both profits and the Dow began in 1930.

Shareholders approved the full LAMCO management of The Charles Allmon Trust, beginning in November 1995. While this closes one chapter in my life, let me state that I'm not retiring. I do want to thank many shareholders for their gracious letters and encouragement over the years. From inception of our fund to my departure this month, I'll remember fondly several things: the faith which shareholders placed in me at the outset, the camaraderie of our great board meetings, igniting an $80 billion investment stampede, and the fact that our Trust apparently was the only equity fund in the country to rise in price on "Black Monday." I do want to take this last opportunity to pay special tribute and thanks to the original Trust directors who shared my idea from the incubation stage. To Bill Colby, Gil Grosvenor, Atlee Kohl, and Governor Endicott Peabody my deepest appreciation for their wise counsel and advice over the years. And to Rich Carlson, too, who came aboard later. A world of thanks and appreciation also to Janet Hudson, Wayne Patterson, and Mike Sweeney of my staff, with whom I work closely on a daily basis.

There is an old Chinese proverb--"May your shadow never grow less."

Sincerely,

/s/ Charles Allmon

Charles Allmon
Former Chairman of the Board and CEO
The Charles Allmon Trust, Inc.

                    (This page intentionally left blank.)

                       Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)
                                                                 November 1995

To Our Fellow Shareholders:

The LAMCO-managed portion of The Charles Allmon Trust had third quarter and year-to-date returns of 8.4% and 29.9%, respectively, which, as the accompanying table shows, compare favorably with other stock market benchmarks. Our 29.4% return since inception of LAMCO's involvement (June 1, 1994) exceeds the Lipper Growth Mutual Fund Average for the same period by 0.6%.

--------------------------------------------------------------------------------
Performance of the LAMCO-managed portion of the Trust for the third quarter, the three quarters ending September 30, 1995 and the period since LAMCO's inception (June 1, 1994) is shown below. Figures shown for LAMCO and the Lipper Growth Mutual Fund Average are total returns, including income, less fees and other operating expenses. Figures shown for the unmanaged S & P 500 Index and Dow Jones Average include income.

                                                               Cumulative
                                                                From LAMCO
                                                First Three      Inception
                                       Third     Quarters,       (June 1,
                                     Quarter        1995           1994)
                                       ------    -----------   -------------
 LAMCO-managed portion of the
  Trust                                 8.4%        29.9%          29.4%
 Lipper Growth Mutual Fund Average      8.6%        27.5%          28.8%
 S & P 500 Stock Index                  7.9%        29.7%          32.5%
 Dow Jones Industrial Average           5.7%        27.2%          31.1%
--------------------------------------------------------------------------------

As mentioned in Mr. Allmon's letter, the second closing under the Asset Acquisition and Fund Management Transition Agreement among Liberty Asset Management Company, Growth Stock Outlook, Inc. and Charles Allmon was consummated on November 6, 1995.

Accordingly, on November 6th, and as approved by shareholders at the 1995 Annual Meeting:

  (bullet) The name was changed to Liberty All-Star Growth Fund, Inc. The New
           York Stock Exchange ticker symbol is now ASG.

  (bullet) LAMCO became the manager of all the Fund's assets. In accordance with LAMCO's multi-management methodology, the assets were split essentially equally among the three Portfolio Managers: Provident Investment Counsel, Inc., Oppenheimer Capital and Cooke & Bieler, Inc.

  (bullet) The investment objective became long-term capital appreciation.

It is anticipated that, under normal market conditions, the Fund's Portfolio Managers within three to six months will invest at least 65% of the Fund's assets in equity securities in accordance with their respective investment styles.

We deeply appreciate the support and counsel of Mr. Charles Allmon, the Founder and retiring Chairman, and the other retiring Directors: Messrs. Richard Carlson, William E. Colby, Gilbert M. Grosvenor, Atlee M. Kohl and The Honorable Endicott Peabody. I would also like to welcome Mr. Robert J. Birnbaum as a new Director; he brings a wealth of experience to the Board. He joins Messrs. James E. Grinnell, Richard W. Lowry and me on the Board.

In previous letters, we have discussed various aspects of LAMCO's multi-management process. An important part of this process is the continuing evaluation of the Portfolio Managers compared with their respective peer groups. From time to time, we replace a manager when we believe such replacement will enhance the Fund's ability to achieve the dual objectives of better than average returns and less than average volatility compared with other growth funds.

We seek three fundamental attributes in a manager:

  (bullet) Compatibility with the basic nature of the Fund, which is designed to be a domestic growth equity fund. In addition, we seek a distinctive style that is consistently followed and is different from and complementary to those of the other Portfolio Managers to reduce the overall volatility of the Fund.

  (bullet) Good long-term investment performance relative to its peer group.

  (bullet) Consistency of investment philosophy, decision making process and organization through time.

Manager searches have both quantitative and qualitative aspects. We start with a universe of over one thousand institutional managers whose style could logically fit into the Fund's team of managers (these managers typically manage corporate pension plans, university endowment funds and the like). Then we use a series of quantitative, computer-based screens, including long-term investment performance, to narrow down the list. The final step is a series of intensive interviews to understand in depth the investment philosophy, decision making process and organization of each of the finalists. Then we choose the manager we consider to be the best for the Fund and so recommend to the Board of Directors for approval.

Thank you again for your support and confidence in Liberty Asset Management Company. Please note our new address and telephone number on the back cover of this report.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
Chairman and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.
President and Chief Executive Officer
Liberty Asset Management Company

                       Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)

                            SCHEDULE OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                 (Unaudited)
  No. of
  Shares                        Company                           Value
---------     ----------------------------------------------   -------------
              Common Stocks
               --------------------------------------------
              AEROSPACE - 0.7%
 4,000        The Boeing Co.                                    $  273,000
 7,500        McDonnell Douglas Corp.                              620,625
                                                                -----------
                                                                $  893,625
                                                                -----------
              BANKING - 1.3%
 8,000        Citicorp (a)                                      $  566,000
 1,880        Financial Trust Corp. Pennsylvania                    55,460
 2,134        Harleysville National Corp.                           56,017
 8,500        Mellon Bank Corp.                                    379,312
 1,300        Mercantile Bankshares Corp.                           35,425
 1,000        National Australia Bank Ltd. (ADR)*                   44,375
 9,000        State Street Boston Corp.                            360,000
 3,700        Wachovia Corp.                                       159,563
                                                                -----------
                                                                $1,656,152
                                                                -----------
              BROADCASTING & CABLE - 0.3%
 3,000        Capital Cities/ABC, Inc.                          $  352,875
                                                                -----------
              BUSINESS SERVICES - 0.5%
 6,200        The Dun & Bradstreet Corp.                        $  358,825
 4,600        First Data Corp.                                     285,200
 1,300        Manpower, Inc.                                        37,700
                                                                -----------
                                                                $  681,725
                                                                -----------
              CHEMICALS/OIL/GAS - 2.5%
 6,000        Burlington Resources, Inc.                        $  232,500
 4,300        Enron Corp.                                          144,050
 5,200        Exxon Corp.                                          375,700
 6,000        Hercules, Inc.                                       348,000
 7,000        The Lubrizol Corp.                                   228,375
 4,000        Monsanto Co.                                         403,000
 5,600        Royal Dutch Pet. Co. (ADR)*                          687,400
 6,000        Tenneco, Inc.                                        277,500
10,000        Triton Energy Corp. (a)                              483,750
                                                                -----------
                                                                $3,180,275
                                                                -----------
              COMMERCIAL SERVICES - 0.3%
 3,500        Loewen Group, Inc.*                               $  144,375
 6,000        Service Corporation International                    234,750
                                                                -----------
                                                                $  379,125
                                                                -----------
              COMPUTERS/PERIPHERALS - 1.0%
 2,000        Applied Materials, Inc. (a)                       $  204,500
 5,000        Avery Dennison Corp.                                 210,000
 4,000        Hewlett-Packard Corp.                                333,500
10,000        Oracle Systems Corp. (a)                             383,750
 3,400        3Com Corporation Designs (a)                         154,700
                                                                -----------
                                                                $1,286,450
                                                                -----------
              COMPUTER SERVICES - 0.6%
 5,105        American List Corp.                               $  146,131
 3,000        Automatic Data Processing, Inc.                      204,375
 2,000        Brandon Systems Corp.                                 39,250
 1,000        Ceridian Corp. (a)                                    44,375
 3,000        Computer Sciences Corp. (a)                          193,125
 1,000        First Financial Management Corp.                      97,625
                                                                -----------
                                                                $  724,881
                                                                -----------
              COMPUTER SOFTWARE - 0.9%
 2,000        BMC Software, Inc. (a)                            $   92,000
 3,000        Cisco Systems, Inc. (a)                              207,000
 5,025        Computer Associates Int'l, Inc.                      212,306
 3,100        Informix Corp. (a)                                   100,750
 5,000        Microsoft Corp.(a)                                   452,500
                                                                -----------
                                                                $1,064,556
                                                                -----------
              CONSUMER PRODUCTS - 0.4%
 6,000        General Electric Co.                              $  382,500
 4,500        Hasbro, Inc.                                         140,062
                                                                -----------
                                                                $  522,562
                                                                -----------

               See Accompanying Notes to Financial Statements

              DIVERSIFIED - 0.4%
 3,300        American Standard Companies, Inc.                 $   97,350
16,000        Coltec Industries, Inc. (a)                          192,000
11,000        Whitman Corp.                                        226,875
                                                                -----------
                                                                $  516,225
                                                                -----------
              DRUGS/TOILETRIES - 1.8%
 2,000        Amgen, Inc.                                       $   99,750
10,500        Bristol-Myers Squibb Co.                             765,188
 2,000        Cardinal Health, Inc.                                110,750
 6,000        Gillette Co.                                         285,750
 4,000        Merck & Co., Inc.                                    224,000
14,000        Schering-Plough Corp.                                721,000
                                                                -----------
                                                                $2,206,438
                                                                -----------
              ELECTRONICS &
              ELECTRICAL EQUIPMENT - 2.4%
 2,000        Analog Devices, Inc. (a)                          $   69,250
 8,000        Arrow Electronics, Inc. (a)                          435,000
 6,400        Cooper Industries, Inc.                              225,600
 2,500        General Instrument Corp. (a)                          75,000
10,800        Intel Corp.                                          649,350
 2,200        LSI Logic Corp. (a)                                  127,050
10,000        Motorola, Inc.                                       763,750
 4,000        Raytheon Co.                                         340,000
 3,000        Texas Instruments, Inc.                              239,625
 1,600        Xilinx, Inc. (a)                                      77,000
                                                                -----------
                                                                $3,001,625
                                                                -----------
              FINANCIAL SERVICES - 1.6%
 7,000        Federal Home Loan Mortgage Corp.                  $  483,875
 2,600        Federal National Mortgage Association                269,100
 3,500        First USA, Inc.                                      189,875
 6,000        MBNA Corp.                                           249,750
 4,000        Morgan Stanley Group, Inc.                           384,500
 9,000        Travelers, Inc.                                      478,125
                                                                -----------
                                                                $2,055,225
                                                                -----------
              FOODS - 1.5%
10,000        Dole Food Co.                                     $  346,250
11,500        Eskimo Pie Corp.                                     215,625
 8,000        Hershey Foods Corp.                                  515,000
 7,500        McCormick & Company, Inc.                            179,063
 2,000        Nestle S.A. (ADR)*                                   102,954
 6,544        Tootsie Roll Industries, Inc.                        259,306
 2,000        Unilever N.V.*                                       260,000
                                                                -----------
                                                                $1,878,198
                                                                -----------
              HEALTH CARE &
              MEDICAL EQUIPMENT - 1.6%
 7,000        Medtronic, Inc.                                   $  376,250
23,500        St. Jude Medical, Inc.                             1,486,375
 2,500        United Healthcare Corp.                              122,187
                                                                -----------
                                                                $1,984,812
                                                                -----------
              HOUSEHOLD PRODUCTS - 0.7%
 7,500        The Clorox Company                                $  535,313
 6,000        Premark International, Inc.                          305,250
                                                                -----------
                                                                $  840,563
                                                                -----------
              INSURANCE - 2.5%
 5,000        AFLAC, Inc.                                       $  207,500
 3,000        American International Group, Inc.                   255,000
 8,000        EXEL Limited                                         465,000
15,537        Harleysville Group, Inc.                             462,225
 3,400        MBIA, Inc.                                           239,700
 4,700        Marsh & McLennan Companies, Inc.                     413,013
 3,000        MGIC Investment Corp.                                171,750
 1,900        Penn Treaty American Corp. (a)                        27,075
 1,000        The PMI Group, Inc.                                   47,375
 8,000        Progressive Corp.                                    358,000
32,000        United Insurance Companies,
                Inc. (a)                                           448,000
                                                                -----------
                                                                $3,094,638
                                                                -----------
              LEISURE/AMUSEMENT - 1.8%
 5,200        Boston Acoustics, Inc.                            $  104,000
 2,200        Circus Circus Enterprises                             61,600
 1,200        HFS, Inc. (a)                                         62,850
 9,800        International Speedway Corp.                       2,067,800
                                                                -----------
                                                                $2,296,250
                                                                -----------

              MANUFACTURING - 1.1%
 2,000        Cabletron Systems, Inc. (a)                       $   131,750
10,400        Dover Corp.                                           397,800
 3,000        Eaton Corp.                                           159,000
 9,000        Sherwin-Williams Co.                                  315,000
 1,500        Tyco International Ltd.                                94,500
 4,000        W.H. Brady Co.                                        292,000
                                                                -----------
                                                                $ 1,390,050
                                                                -----------
              MINING - 3.7%
38,000        Barrick Gold Corp.*                               $   983,250
20,000        Euro-Nevada Mining Corp. Ltd.*                        766,312
20,500        Franco-Nevada Mining Corp. Ltd.*                    1,227,773
30,000        Freeport-McMoRan Inc.                                 168,750
12,000        Freeport-McMoRan Copper & Gold Inc. Class A           307,500
 9,481        Newmont Mining Corp.                                  402,943
30,000        Placer Dome, Inc.*                                    787,500
                                                                -----------
                                                                $ 4,644,028
                                                                -----------
              PUBLISHING - 0.4%
 2,000        McGraw Hill, Inc.                                 $   163,500
 7,500        Readers Digest Association, Inc.
                Class A                                             353,438
                                                                -----------
                                                                $   516,938
                                                                -----------
              REAL ESTATE
              INVESTMENT TRUST - 0.3%
15,000        New Plan Realty Trust                             $   331,875
                                                                -----------
              RETAIL - 1.2%
11,000        American Greetings Corp.                          $   335,500
 6,000        AutoZone, Inc. (a)                                    153,000
 2,500        Home Depot                                             99,687
 5,000        J.C. Penney Company, Inc.                             248,125
 8,000        May Department Stores                                 350,000
 4,500        Office Depot (a)                                      135,562
 8,000        Wal-Mart Stores, Inc.                                 199,000
                                                                -----------
                                                                $ 1,520,874
                                                                -----------
              TELECOMMUNICATIONS - 1.5%
 2,500        Andrew Corp. (a)                                  $   152,813
 1,000        Glenayre Technologies, Inc. (a)                        72,000
18,000        L.M. Ericsson Telefonaktiebolaget*                    441,000
 4,200        Nokia, Inc. (ADR)*                                    292,950
 6,000        Pacific Telesis Group                                 184,500
 5,400        SBC Communications, Inc.                              297,000
10,000        Sprint Corp.                                          350,000
 1,600        U.S. Robotics Corp. (a)                               136,400
                                                                -----------
                                                                $ 1,926,663
                                                                -----------
              OTHERS - 1.8%
 1,500        Alco Standard Corp.                               $   127,125
 5,000        AMR Corp. (a)                                         360,625
 3,900        Avon Products, Inc.                                   279,825
21,874        Citizens Utilities Company 'B'                        240,619
10,800        Corning, Inc.                                         309,150
 8,000        Genuine Parts Co.                                     321,000
 4,000        Pitney Bowes, Inc.                                    168,000
 6,700        Union Camp Corp.                                      386,088
                                                                -----------
                                                                $ 2,192,432
                                                                -----------
TOTAL COMMON STOCKS                                   32.8%     $41,139,060
                                                      -----     -----------

 Principal                                                        Value
-----------------------------------------------------------    -------------
U.S. GOVERNMENT OBLIGATIONS
$ 5,500,000 U.S. Treasury Bills 5.89%-5.90% due 10/05/95        $ 5,495,738
$ 4,000,000 U.S. Treasury Bills 5.83% due 10/12/95                3,992,576
$ 3,000,000 U.S. Treasury Bills 5.91% due 10/19/95                2,991,070
$ 3,800,000 U.S. Treasury Bills 5.41% due 12/21/95                3,753,640
$   500,000 U.S. Treasury Note  7.50% due 1/31/96                   503,065
$17,500,000 U.S. Treasury Bills 5.45% due 1/25/96                17,200,575
$ 6,000,000 U.S. Treasury Bills 5.39% due 2/1/96                  5,891,280
$ 7,500,000 U.S. Treasury Bills 5.39% due 2/8/96                  7,352,850

$13,000,000 U.S. Treasury Bills 5.43% due 2/22/96               $12,722,190
$ 4,000,000 U.S. Treasury Bills 5.30% due 3/7/96                  3,904,880
$ 7,500,000 U.S. Treasury Bills 5.21% due 3/21/96                 7,306,425
$ 5,000,000 U.S. Treasury Bills 5.27% due 3/28/96                 4,866,786
                                                                ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                     60.6%     $75,981,075
                                                      -----     -----------

                                                                   Value
                                                               -------------
SHORT-TERM INVESTMENTS
State Street Bank & Trust Co.
   Repurchase Agreement dated 9/29/95, 5.25%,
   to be repurchased at $1,471,644 on 10/2/95,
   collateralized by a $1,325,000 U.S. Treasury
   Note at 7.625%, due 11/15/22, with a current
   market value of $1,502,550                          1.2%    $  1,471,000
                                                       ----     -----------
TOTAL INVESTMENTS                                     94.6%    $118,591,135
                                                       ----     -----------
CASH, RECEIVABLES,
  OTHER ASSETS
  & LIABILITIES (NET)                                  5.4%    $  6,827,661
                                                       ----     -----------
NET ASSETS                                           100.0%    $125,418,796
                                                       ====     ===========

(a) Non-income producing security.

*Corporations whose headquarters and principal operations are outside the United States. These investments aggregate $5,737,889 or 4.6% of net assets.

 ADRs and ADSs (American Depositary Receipts/Shares) are negotiable receipts issued by U.S. banks representing underlying shares of foreign securities.

 -----------------------------------------------------------------------------

                         PRINCIPAL PORTFOLIO CHANGES
                    Three Months Ended September 30, 1995
                                 (Unaudited)
                                       Shares or Principal Amount
                              ---------------------------------------------
                                                             Balance
                            Additions   Reductions      September 30, 1995
                              --------    ---------    --------------------
AMR Corp.                       2,000                          5,000
Browning-Ferris
  Industries, Inc.                          3,000                 --
Eaton Corp.                     3,000                          3,000
Freeport-McMoRan Copper &
  Gold, Inc. Class A           11,500                         12,000
Freeport-McMoRan, Inc.         12,000                         30,000
Home Depot                                  3,500              2,500
Homestake Mining Company                   20,000                 --
International Speedway
  Corp.                                     6,000              9,800
LSI Logic Corp.                 2,200                          2,200
McCormick & Company, Inc.       7,500                          7,500
Medicine Shoppe
  International, Inc.                      20,700                 --
Pioneer Hi-Bred
  International, Inc.                       3,000                 --
Polaroid Corp.                              1,700                 --
St. Jude Medical, Inc.                      3,300             23,500
Warnaco Group, Inc. Class 'A'               7,000                 --

                       Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)

                     STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 1995
                                 (Unaudited)
 Assets
  Investments, at value (cost $104,119,812)               $118,591,135
  Cash and cash items                                        6,871,922
  Receivable for securities sold                               230,048
  Dividends and interest receivable                            102,433
  Other assets                                                  14,084
                                                            -----------
          Total assets                                     125,809,622
                                                            -----------
Liabilities
  Payable for securities purchased                              35,050
  Accounts payable and accrued liabilities                     355,776
                                                            -----------
      Total liabilities                                        390,826
                                                            -----------
          Net assets                                      $125,418,796
                                                            ===========
Net Assets
  Common stock, $0.10 Par (auth. 20,000,000 shs.;
    outstanding 11,339,096 shs.)                          $  1,133,910
  Capital in excess of par value                           104,944,039
  Undistributed net investment income                          986,569
  Undistributed net realized capital gain                    3,882,955
  Net unrealized appreciation of investments                14,471,323
                                                            -----------
          Net assets                                      $125,418,796
                                                            ===========
          Net asset value per share                             $11.06
                                                                =======

 -----------------------------------------------------------------------------

                           STATEMENT OF OPERATIONS
                 For the Nine Moths Ended September 30, 1995
                                 (Unaudited)
 Investment income
  Income
    Dividends                                               $   509,592
    Interest                                                  3,431,677
                                                              ---------
                                                              3,941,269
  Expenses
    Investment advisory                       $  666,698
    Administrative                               222,233
    Custodian and Accounting                      87,993
    Directors; fees and expenses                  48,801
    Legal and audit                               61,057
    Transfer agent                                39,126
    Printing                                      31,414
    Postage                                       54,362
    Insurance                                     32,785
    Other                                         24,605      1,269,074
                                                  ------      ---------
  Net investment income ($0.24 per share)                     2,672,195

Realized gain and change in unrealized
    appreciation of investments
  Net realized gain from security
    transactions                               3,904,662
  Net increase in unrealized appreciation      7,795,187
                                                  ------
          Net gain on investments                            11,699,849
                                                              ---------
  Gain in net assets resulting from operations              $14,372,044
                                                              =========


               See Accompanying Notes to Financial Statements

                       Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)

                     STATEMENTS OF CHANGES IN NET ASSETS

                                          For the Nine         For the Year
                                          Months Ended             Ended
                                       September 30, 1995      December 31,
                                           (Unaudited)             1994
                                        ------------------     ---------------
Operations
  Net investment income                   $  2,672,195         $  2,583,199
  Net realized gains from security
    transactions                             3,904,662            3,981,260
  Net increase (decrease) in
    unrealized appreciation                  7,795,187           (7,199,247)
                                        -----------------       --------------
        Increase (decrease) in net
          assets resulting from
          operations                        14,372,044             (634,788)
Distributions to shareholders
  Net investment income                     (1,733,723)          (2,575,989)
  Net realized gains from security
    transactions                               (52,159)          (3,989,019)
                                        -----------------       --------------
        Decrease in net assets from
          distributions                     (1,785,882)          (6,565,008)
Capital share transactions
  Cost of repurchase of shares                       0           (4,984,843)
                                        -----------------       --------------
        Total increase (decrease)
          in net assets                     12,586,162          (12,184,639)
Net assets
  Beginning of period                      112,832,634          125,017,273
                                        -----------------       --------------
  End of period (including
    undistributed net investment
    income of $986,569 and $48,097,
    respectively)                         $125,418,796         $112,832,634
                                        =================       ==============

 -----------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

The table below sets forth selected financial data for a share of common stock outstanding throughout each period presented and certain supplemental data. The following information should be read in conjunction with the Financial Statements and the Notes.

                                  For the
                                Nine Months
                                   Ended
                               September 30,
                                   1995                             For the Year Ended December 31
                                                   ------------------------------------------------------------
                                (Unaudited)         1994         1993         1992         1991          1990
                             ---------------       -------      -------      -------      -------     ---------
Per Share Operating
  Performance
--------------------------
Net asset value, beginning
  of period                       $ 9.95          $ 10.54       $10.28       $10.40       $ 9.90        $10.10
                                -------------       ------       ------       ------       ------        -------
Net investment income                .24              .23          .18          .29          .44           .54
Net realized and
  unrealized gains
  (losses) on investments           1.03             (.24)         .56          .03          .71          (.12)
                                -------------       ------       ------       ------       ------        -------
Total from investment
  operations                      $ 1.27          $  (.01)      $  .74       $  .32       $ 1.15        $  .42
                                -------------       ------       ------       ------       ------        -------
Less Distributions
   Net investment
     income                          .15              .23          .18          .30          .44           .54
   Net realized gains                .01              .35          .30          .14          .21           .08
                                -------------       ------       ------       ------       ------        -------
Total distributions               $  .16          $   .58       $  .48       $  .44       $  .65        $  .62
                                -------------       ------       ------       ------       ------        -------
Net asset value, end of
  period                          $11.06          $  9.95       $10.54       $10.28       $10.40        $ 9.90
                                =============       ======       ======       ======       ======        =======
Per share market value,
  end of period                   $ 9.25          $  8.50       $10.25       $10.00       $10.00        $10.25
Total Investment Return             12.8%*         -11.50%        7.23%        4.43%        3.91%         8.85%
Ratios/Supplemental Data
--------------------------
Net assets, end of period
  (000)                          $125,419        $112,833     $125,017     $122,851     $125,330      $120,906
Ratio of expenses to
  average net assets                 1.42%**         1.51%        1.35%        1.33%        1.31%         1.48%
Ratio of net income to
  average net assets                 2.99%**         2.12%        1.71%        2.80%        4.17%         5.30%
Portfolio turnover rate                 9%**           50%          47%          19%          25%           41%

 *Total investment return has not been annualized.
**Annualized.


               See Accompanying Notes to Financial Statements

                       Liberty ALL*STAR Growth Fund, Inc.
                  (formerly The Charles Allmon Trust, Inc.)

                        Notes to Financial Statements
                              September 30, 1995
                                 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

Liberty All-Star Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and commenced operations on March 14, 1986. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation:

Investments in securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day of valuation, or lacking any sales, at the mean of the closing bid and asked quotations on that date. Securities traded in the Over-the-Counter market which are National Market System securities are valued at the last sale price as of the close of business on the day of valuation. Other Over-the-Counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short term investments that mature in 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes:

The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. The Fund generally reserves the right to retain for reinvestment net long term capital gains in excess of net short term capital losses, which would require federal income taxes to be paid by the Fund on behalf of its shareholders. Pursuant to provisions of the Internal Revenue Code applicable to regulated investment companies, any necessary tax provision on net gains realized but not distributed will not be made until the last day of the year.

Distributions to Shareholders:

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to different treatments for the deferral of wash sales.

Other:

Security transactions are accounted for on trade date basis. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements.

2. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities other than United States Government obligations aggregated $7,898,225 and $16,878,203, respectively, for the nine months ended September 30, 1995. For federal income tax purposes the identified cost of investments owned at September 30, 1995 was $104,119,812. Gross unrealized appreciation and depreciation of investments at September 30, 1995 are $14,875,176 and $403,853, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on identified cost basis.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES:

On May 27, 1994, the Fund entered into a new Investment Advisory Agreement with Growth Stock Outlook, Inc. (GSO), a Fund Management Agreement with Liberty Asset Management Company (LAMCO), an indirect subsidiary of Liberty Mutual Insurance Company, and separate portfolio management agreements with LAMCO and three independent Portfolio Managers. Under these agreements, from June 1, 1994 to November 6, 1995, LAMCO provided administrative services to the Fund and multi-management services for approximately 20% of the Fund's assets, and GSO continued to provide investment advisory services for the remaining 80% of the Fund's assets. The combined fee rates paid under the May 27, 1994 agreements with LAMCO and GSO were equal to the fee rates paid to GSO under the previous Investment Advisory Agreement. See Note 6, Subsequent Event, below.

The quarterly fees payable by the Fund to LAMCO for administrative services and the combined quarterly fees paid by the Fund to LAMCO and GSO for investment advisory services expressed as an annual rate based upon a percentage of the Fund's average weekly net assets are summarized as follows:

--------------------------------------------------------------------------------
                                            Combined
                   Administrative          Investment
                         Fee              Advisory Fee             Total
                  ------------------    ------------------    ----------------
Net assets
  up to
  $125 million    .25% per annum         .75% per annum        1.00% per annum
Net assets
  exceeding
  $125 million
  up to
  $250 million    .1875% per annum       .5625% per annum       .75% per annum
Net assets
  exceeding $250
  million         .125% per annum        .375% per annum        .50% per annum
--------------------------------------------------------------------------------

Under separate Portfolio Management Agreements, LAMCO paid each Portfolio Manager a quarterly fee of .40% per annum of the portion of the Fund's assets managed by that Portfolio Manager, with such rate reduced to .30% per annum of the Portfolio Manager's allocated portion of the Fund's assets exceeding $125 million up to $250 million and to .20% per annum of such portion of the Fund's assets exceeding $250 million.

Under the previous Investment Advisory Agreement in effect prior to May 27, 1994, the Fund paid GSO a quarterly fee at the annual rates shown under "Total" above.

4. REPURCHASE OF SHARES:

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may repurchase its shares from time to time as and when it is deemed advisable by the Fund. Such purchases will be made only when the Fund's shares are trading below net asset value. Since such purchases are made at prices below net asset value, they increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

5. INVESTMENT IN REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument in which the Fund may invest, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Fund requires the seller of the instrument to maintain on deposit with the Fund custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event that the seller of the instrument defaults on the repurchase obligation, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

6. SUBSEQUENT EVENTS

On November 6, 1995, pursuant to approval by the shareholders of the Fund at the June 13, 1995 session of the Fund's 1995 Annual Meeting of Shareholders,
(i) a new Fund Management Agreement between the Fund and LAMCO and new Portfolio Management Agreements among the Fund, LAMCO and the three Portfolio Managers were entered into pursuant to which LAMCO is providing administrative services and its multi-management services for all of the Fund's assets, subject to the Fund's investment objective and policies and any directions of the Directors, (ii) the Fund's name was changed to "Liberty All-Star Growth Fund, Inc.", and (iii) the Fund's investment objective was changed to long-term capital appreciation.

The quarterly administrative and investment advisory fees payable to LAMCO by the Fund under the new Fund Management Agreement are the same as those shown in Note 3 above.

The litigation previously commenced in the Federal District Court of Massachusetts by a shareholder of the Fund challenging the transactions described above whereby LAMCO has assumed full management responsibilities for the Fund was settled by the parties at no cost to the Fund, and the Court approved such settlement and dismissed the litigation by order dated October 2, 1995.

                       INVESTMENT OBJECTIVE AND POLICY

With Liberty Asset Management Company's assumption of investment management responsibilities for all of the Fund's assets on November 6, 1995, the investment objective of Liberty All-Star Growth Fund, Inc. (formerly The Charles Allmon Trust, Inc.) was changed to long term capital appreciation. The Fund will attempt to achieve this objective by investing at least 65% of its total assets under normal market conditions in a diversified portfolio of equity securities. The Fund's assets not invested in equity securities may be invested in U.S. Government securities, repurchase agreements with respect to U.S. Government securities and money market mutual funds that invest primarily in U.S. Government securities.

                                   * * * * * *

            AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Each registered shareholder is considered a participant in the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), unless the shareholder elects otherwise. The Plan is available to all registered shareholders of the Fund and provides a convenient way to acquire additional shares of the Fund.

The Fund generally declares and pays net investment income and capital gain distributions semi-annually. All distributions payable to participants in the Plan are automatically reinvested in shares of the Fund by State Street Bank
(SSB), the dividend paying agent, unless the shareholder elects to receive the dividend in cash. If a shareholder wishes to receive distributions in cash, the shareholder must notify SSB (for shareholders of record), or notify the institution (bank, broker or other nominee) in whose name the shares are held.

Participants in the Plan also have the option of making additional cash payments on a monthly basis for investment in Fund shares. Such payments can be made in any amount from $100 to $3,000. For more information about the Plan, please ask us for our summary brochure on the Automatic Dividend Reinvestment and Cash Purchase Plan.

                                   * * * * * *

Net Asset Value -- The Fund's net asset value is determined daily as of the close of the New York Stock Exchange and is available by calling State Street Bank and Trust Company at 1-800-542-3863.

The net asset value of the Fund is also published each Monday in The Wall Street Journal and Saturday in Barron's and The New York Times under "Liberty All-Star Growth Fund."

Questions -- If you lose your stock certificate, have a change of address, or have any questions concerning your Fund shares you may call toll free at 1-800-542-3863 or write Liberty All-Star Growth Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200. If your Fund shares are held in "Street Name" by your broker, you must contact your broker.

------------------------------------------------------------------------------
This report, including accompanying financial statements, is sent to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund, or of any securities mentioned in this report.
------------------------------------------------------------------------------

                    (This page intentionally left blank.)

[Back cover]
                      LIBERTY ALL*STAR GROWTH FUND, INC.
                  (formerly The Charles Allmon Trust, Inc.)

Fund Manager
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036

Independent Auditors
KPMG Peat Marwick LLP
One Boston Place, Boston, Massachusetts 02108

Investor Assistance
Custodian, Transfer and Dividend
Disbursing Agent and Registrar
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

Directors
Robert J. Birnbaum
Richard R. Christensen
James E. Grinnell
Richard W. Lowry

Officers
Richard R. Christensen, Chairman and Chief
 Executive Officer
William R. Parmentier, Jr., President
Peter L. Lydecker, Treasurer and Controller
John L. Davenport, Secretary
Gail D. Knudsen, Assistant Controller

Common Stock Data
Listed New York Stock Exchange, symbol ASG
Price (9-30-95) ...............................................  $9.25
Net Asset Value (9-30-95) ..................................... $11.06
Discount  ..................................................... -16.4%

[Liberty logo]
Printed with Soybean Inks
["Recycled" symbol]  Printed on Recycled Paper


[Front cover]

[Liberty logo] LIBERTY
               ALL*STAR
               GROWTH FUND, Inc.
(Formerly The Charles Allmon Trust, Inc.)

3rd
Quarter Report
1995